EXHIBIT 10.2

SECOND AMENDED AND RESTATED NOTE

$4,800,000.00	December 22, 2017

FOR VALUE RECEIVED, ENERJEX KANSAS, INC., BLACK RAVEN ENERGY, INC., WORKING INTEREST, LLC, ADENA, LLC, KANSAS HOLDINGS, LLC and BLACK SABLE ENERGY, LLC (collectively, “Borrowers”), jointly and severally, hereby promise to pay to the order of PASS CREEK RESOURCES LLC, a Delaware limited liability company, or its registered assigns (“Bank”), in accordance with the provisions of the Agreement (as hereinafter defined) the principal amount of up to FOUR MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($4,800,000.00) or so much thereof as may be advanced and outstanding from time to time, pursuant to the terms and conditions of that certain Second Amended and Restated Credit Agreement dated as of May 10, 2017 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of even date herewith, and as the same may be amended, restated, extended, or supplemented from time to time, collectively, the “Agreement”), among Borrowers, Cortland Capital Market Services LLC, as Administrative Agent and the Banks party thereto from time to time. Capitalized terms used but not defined in this Note have the meanings given them in the Agreement.

Borrowers promise to pay interest on the unpaid principal amount of the Loan evidenced by this Note from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to Bank in Dollars in immediately available funds at Administrative Agent’s Lending Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set out in the Agreement.

This Note is the “Note” referred to in the Agreement and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in, and subject to the terms and conditions of, the Agreement. Loans made by Bank shall be evidenced by one or more Loan accounts or records maintained by Administrative Agent in the ordinary course of business. Bank may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

This Note is issued as a renewal, extension and modification of, but not a novation of, or an accord and satisfaction of that certain Amended and Restated Note dated as of May 10, 2017 by Borrowers made payable to the order of Bank in the principal amount of Four Million Five Hundred Thousand and NO/100 Dollars ($4,500,000.00) (the "Prior Note"), provided that this Note supersedes and replaces the Prior Note, and all obligations of the Borrowers and their affiliates under the Prior Note, in their entirety, such that no Borrower, affiliate of a Borrower, or any other Person shall have any obligations under the Prior Note.

Borrowers, for themselves, and their respective successors and assigns, hereby waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

ENERJEX KANSAS, INC.

By:	/s/ Louis Schott
Louis Schott
Chief Executive Officer

BLACK RAVEN ENERGY, INC.

By:	/s/ Louis Schott
Louis Schott
Chief Executive Officer

ADENA, LLC

By:	/s/ Louis Schott
Louis Schott
Chief Executive Officer

KANSAS HOLDINGS, LLC

By:	/s/ Louis Schott
Louis Schott
Chief Executive Officer

WORKING INTEREST, LLC

By:	/s/ Louis Schott
Louis Schott
Chief Executive Officer

BLACK SABLE ENERGY, LLC

By:	/s/ Louis Schott
Louis Schott
Chief Executive Officer

Signature Page to Second Amended and Restated Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By